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                                                                 Exhibit 10.12


                             FIRST ADDENDUM TO LEASE

This First Addendum to Lease is made to that certain Lease (the "Lease") dated for reference purposes as October 20th, 1995 by and between Solar Oakmead Joint Venture, a California Limited Partnership (as "Landlord") and
Affymetrix (as "Tenant") for the Lease of approximately 31,068 SF of space located at 424-430 Oakmead Parkway APN#215-44-23 and parking areas associated with the premises, Sunnyvale, California (the "Leased Premises").

The parties hereto agree that the Lease is Amended, changed and modified by the following Provisions, which are hereby added to the Lease:

     1. General Provisions: Unless otherwise expressly provided herein all terms and conditions of the Lease will remain in full force and effect. In the event of any inconsistency between the Lease and this Addendum, the terms of the Addendum shall prevail.

     2. Paragraphs 3 & 4 are modified as follows:
          A. The term will be extended to the 31st day of December 2002.
          B. Rent will be as follows:
                 Sixty-two Thousand One Hundred Thirty Six Dollars and NO/100 ($62,136.00) will be due January 1, 2000 constituting rent for January 2000. Sixty-two Thousand One Hundred Thirty Six and NO/100 ($62,136.00) will be due February 1, 2000 and on the 1st of each succeeding month to and including December 1, 2002.

In Witness where of, Landlord and Tenant have executed this First Addendum To Lease on the dates set forth below.

     AS LANDLORD
     Solar Oakmead Joint Venture, a California Limited Partnership

     by      /s/ ILLEGIBLE
        -----------------------------

     its     Managing General Partner
        -----------------------------

     Dated   June 28, 1999
           --------------------------

     AS TENANT
     Affymetrix

     by      /s/ STEPHEN P.A. FODOR
        -----------------------------

     its     President and CEO
         ----------------------------

     Dated   June 16, 1999
           --------------------------



                  Approved for signature    / ILLEGIBLE /
                  by AFFX Legal Dept.       / 6/4/99    /